UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2007

SIRICOMM, INC.

(Exact name of registrant as specified in its Charter)

Delaware	0-18399	62-1386759
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

4710 East 32nd Street, Joplin, MO	64804
(Address of principal executive offices)	(Zip Code)

(417) 626-9961

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 5.02	Departure of Principal Officers; Election of Directors; Appointment of
Principal Officer

(b)(c)   On January 31, 2007, our board of directors accepted the resignation of William W. Graham as our President and Chief Executive Officer and as a member of our Board of Directors.

The Company expects to add a new member to its Board of Directors in the near future. Additionally, the Company will immediately begin a search for a new President and Chief Executive Officer.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

	99.1	Resignation Letter of William W. Graham dated January 30, 2007.

	99.2	Press Release regarding Mr. Graham’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRICOMM, INC.
(Registrant)

Date: February 2, 2007	By:	/s/ Matthew McKenzie
Matthew McKenzie,
Chief Financial Officer

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